Exhibit 10.6

FOURTH SUPPLEMENTAL INDENTURE

This Fourth Supplemental Indenture (this “Supplemental Indenture”), dated as of August 2, 2022 among the parties identified under the caption “Guaranteeing Subsidiaries” on the signature page hereto (each individually, a “Guaranteeing Subsidiary” and together, the “Guaranteeing Subsidiaries”), Targa Resources Corp., a Delaware corporation (the “Issuer”), the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and U.S. Bank Trust Company, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (the “Base Indenture”), dated as of April 6, 2022, as supplemented by that certain First Supplemental Indenture, dated as of April 6, 2022 (the “First Supplemental Indenture”) providing for the issuance of the Company’s 4.200% Senior Notes due 2033 (the “2033 Notes”) and the Company’s 4.950% Senior Notes due 2052 (the “4.950% 2052 Notes”), that certain Second Supplemental Indenture, dated as of June 22, 2022 (the “Second Supplemental Indenture”) and that certain Third Supplemental Indenture, dated as of July 7, 2022 (the “Third Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”) providing for the issuance of the Company’s 5.200% Senior Notes due 2027 (the “2027 Notes”) and the Company’s 6.250% Senior Notes due 2052 (the “6.250% 5052 Notes” and, together with the 2033 Notes, the 4.950% Notes and the 2027 Notes, the “Notes”);

WHEREAS, Section 3.2 of the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.
Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.
Agreement to Guarantee. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Indenture including but not limited to Article X thereof.
3.
No Recourse Against Others. No past, present or future director, officer, employee, incorporator, stockholder or agent of each Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Issuer or each Guaranteeing Subsidiary under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.
4.
NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.
5.
Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
6.
Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
7.
The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Issuer.

Signature pages follow.

Exhibit 10.6

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

GUARANTEEING SUBSIDIARIES

LASSO ACQUIROR LLC

TARGA TRAIN 9 LLC

TARGA NORTHERN DELAWARE LLC

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

Signature Page to Supplemental Indenture
(April 6, 2022 Indenture)

ISSUER

TARGA RESOURCES CORP.

By: /s/ Scott Rogan

Name: Scott Rogan

Title: Senior Vice President – Finance and Treasurer

Signature Page to Supplemental Indenture
(April 6, 2022 Indenture)

TRUSTEE

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By: /s/ Michael K. Herberger

Authorized Signatory

Signature Page to Supplemental Indenture
(April 6, 2022 Indenture)